Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacer International, Inc. (the “Company”), on Form 10-Q for the fiscal quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Daniel W. Avramovich, Chief Executive Officer of the Company and John J. Hafferty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel W. Avramovich
Daniel W. Avramovich
Chief Executive Officer
July 31, 2012

/s/ John J. Hafferty
John J. Hafferty
Chief Financial Officer
July 31, 2012

A signed original of this written statement required by Section 906 has been provided to Pacer International, Inc. and will be retained by Pacer International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.